Offerings - Offering: 1	Mar. 04, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 30,400,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,198.24
Offering Note	Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the offering price of $3.80 for up to 8,000,000 Shares of Common Stock of Blue Owl Capital Corporation II.